Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gannett Co., Inc. (“Gannett”) on Form 10-Q for the period ended June 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gracia C. Martore, senior vice president and chief financial officer of Gannett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Gannett.

/s/ Gracia C. Martore

Gracia C. Martore
Senior Vice President and
Chief Financial Officer

August 5, 2003

     A signed original of this written statement required by Section 906 has been provided to Gannett and will be retained by Gannett and furnished to the Securities and Exchange Commission or its staff upon request.

     The foregoing certification is being furnished to the Securities and Exchange Commission and shall not be considered filed as part of the Form 10-Q.